UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

THE HOUSTON EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-11899	22-2674487
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

1100 Louisiana, Suite 2000
Houston, Texas	77002-5215
(Address of principal executive offices)	(Zip Code)

(713) 830-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former names or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Subsequent to the issuance of our consolidated financial statements for the six months ended June 30, 2004 and the nine months ended September 30, 2004, we discovered that we misclassified a component of the asset exchange transaction completed in June 2004 with KeySpan Corporation (the “KeySpan Exchange”) as a cash item, resulting in the inclusion of the item in our Consolidated Statements of Cash Flows. This misclassification had no impact on previously reported net cash provided by operating activities, total cash flows, net income or shareholders’ equity.

Pursuant to the KeySpan Exchange, we redeemed and cancelled 10,800,000 shares of our common stock owned by KeySpan in exchange for all of the stock of Seneca-Upshur Petroleum, Inc., our wholly owned subsidiary, to which we contributed all of our Appalachian Basin assets valued at $60 million and $389 million in cash, for a total exchange value of $449 million. The $60 million exchange value received for our Appalachian Basin assets was presented on the Consolidated Statements of Cash Flows for each of the periods as an inflow of cash from investing activities and included in the line item “Proceeds from dispositions” and as an outflow of cash from financing activities and included in the line item “Exchange of common stock”.

We intend to revise the Consolidated Statements of Cash Flows included in the Consolidated Financial Statements that are contained in our Quarterly Reports on Form 10-Q for each of the quarterly periods ended June 30, 2004 and September 30, 2004, to revise by $60 million each of the line items referenced above, as well as the resulting subtotal line items “Net cash used in investing activities” and “Net cash used in financing activities.” As revised, the Consolidated Statements of Cash Flows for the affected periods will reflect only the $389 million cash portion of the KeySpan Exchange.

The revisions described above are offsetting and accordingly do not affect previously reported net cash provided by operating activities, total cash flows, net income or shareholders’ equity.

On November 23, 2004, the Company issued a press release with respect to the matters described above, a copy of which is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of The Houston Exploration Company dated November 23, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOUSTON EXPLORATION COMPANY
Date: November 23, 2004	By:	/s/ James F. Westmoreland
James F. Westmoreland
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of The Houston Exploration Company dated November 23, 2004.